UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2004 (April 2, 2004)

GENESCO INC.

(Exact name of registrant as specified in its charter)

Tennessee	1-3083	62-0211340
(State or Other	(Commission	(IRS Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

1415 Murfreesboro Road
Nashville, Tennessee	37217-2895
(Address of Principal Executive Office)	(Zip code)

Registrant’s telephone number, including area code: (615) 367-7000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX
EX-99.1 PRESS RELEASE, DATED APRIL 2, 2004

Item 9. Regulation FD Disclosure.

     A press release issued by Genesco Inc. on April 2, 2004 announcing Genesco’s completion of the acquisition of Hat World Corporation is attached hereto and furnished herewith as Exhibit 99.1.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESCO INC.
Date: April 2, 2004	By:	/s/ Roger G. Sisson
		Name:	Roger G. Sisson
		Title:	Vice President, Secretary and General Counsel

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EXHIBIT INDEX

No.	Exhibit
99.1	Press Release, dated April 2, 2004.

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